Exhibit 10.5

AGREEMENT BETWEEN CINCINNATI BELL DIRECTORY INC.

AND

QUEBECOR PRINTING DIRECTORY SALES CORPORATION

FOR

PRINTING AND BINDING OF DIRECTORIES

PREAMBLE

This Agreement is made by and between CINCINNATI BELL DIRECTORY INC., (hereinafter “Buyer” or “CBD Inc.”), with principal offices locates at 312 Plum Street, Suite 1050, Cincinnati, OH 45202, and QUEBECOR PRINTING DIRECTORY SALES CORPORATION, (hereinafter “Seller”), a Delaware Corporation with principal offices located at 2100 Manchester Road, Suite 1620, Wheaton, IL 60187. Buyer agrees to purchase and Seller agrees to sell the Printing Services described in this Agreement in accordance with the terms and conditions stated herein below.

CONTRACT PERIOD

This Agreement shall become effective on January 1, 1999 and shall continue through December 31, 2002.

This Agreement may be extended by mutual agreement for single year terms for a period of two consecutive years, 2003 and 2004. Buyer shall indicate its intention to renew this Agreement by July 1, 2002 for year 2003, and July 1, 2003 for year 2004.

This Agreement shall automatically extend to cover any Printing Services in progress at its expiration. Buyer reserves the right to change the interval between issues of any of the directories at any time.

PRINTING SERVICES

This Agreement covers the following services (herein referred to as “Printing Services” that Seller will be rendering to Buyer:

A.	White Page and Miscellaneous Photocomposition

Full Size Directories (8-7/8” x 10-7/8” and 9-5/8” x 10-7/8”)

Midi Size Directories (6-7/8” x 7-3/4”)

Small Format Directories (5-15/16” x 9”)

B.	Plating, Presswork, Binding and further miscellaneous services:

Full Size Directories (8-7/8” x 10-7/8” and 9-5/8” x 10-7/8”)

Midi Size Directories (6-7/8” x 7-3/4”)

C.	Plating, Presswork, Binding and further miscellaneous services:

Small Format Directories (5-15/16” x 9”)

These directories will be produced by GTE Directories Printing, Inc., Des Plaines, Illinois, or by a Seller’s facility, in accordance with all applicable terms and conditions contained in this Agreement.

PRICE

The prices for all Printing Services shall be shown in the attached PRICE SCHEDULES, Sections A through D, dated January 1, 1999, and are attached hereto and made a part of this Agreement.

PRICE SCHEDULES, Sections A through D are as follows:

Section A – White Page and Miscellaneous Photocomposition

Section B – Plating, Presswork and Binding of Full Size Directories

Section C – Plating, Presswork and Binding of Midi Size Directories

Section D – Plating, Presswork and Binding of Small Format Directories

Effective January 1, 2000, all manufacturing unit prices (excluding paper) contained in Attachment I—PRICE SCHEDULES, Sections A through D, will be increased by 3.5%. These prices, effective January

1, 2000, shall be held constant through December 31, 2002, but then will be adjusted, effective January 1, 2003 and January 1, 2004. This adjustment will reflect a 3.5% price increase for each extension year: 2003 and 2004.

In addition to the prices found in PRICE SCHEDULES, Seller will offer to Buyer on an annual basis four (4) shifts each of pre-press, press and bindery for a total of ninety-six (96) hours (4 shifts X 3 manufacturing operations X 8 hours per shift) at no charge for the exclusive designation of developmental/experimental use. The total manufacturing hours Buyer may use in any one calendar year shall not exceed the above stated 96 hours which are not transferrable from year to year. Buyer will be responsible for paper and materials to be invoiced by Seller at the rates currently in effect at the time of use.

Twice per year the Seller shall make available to Buyer, Seller’s facility, training staff and support material for the sole purpose of education and ongoing training on matters relating to directory printing and its affiliated services. These events shall consist of up to two days time with an attendance per session of twelve individuals. Subjects and contents are to be mutually agreed and developed between Buyer and Seller.

Seller and Buyer agree that the invoices in Attachment VIII are true and accurate representation of the actual cost projected to be billed to Buyer in 1999 for the volume of work and specifications described in Attachment III.

TERMS

Buyer agrees to make payments of undisputed amounts to Seller for Printing Services ordered hereunder on the following terms:

Net 30 days from date of invoice. Buyer may exercise a 1.5% pre-payment discount on amounts due hereunder, exclusive of sales taxes, by remitting payment for a Seller prepared proforma invoice by the established first copy date of each directory. The first copy date is defined as the scheduled receipt date for the element of any given directory, be it cover, alpha, class, etc.

PRODUCTION LOCATIONS AND FREIGHT EQUALIZATION

Printing Services (Paragraphs A and B) provided under the terms of this Agreement shall be rendered in Seller’s principal manufacturing facility located in Hazleton, PA, or other location(s) pre-approved in writing by Buyer. Printing Services (Paragraph C) provided under the terms of this Agreement shall be rendered by GTE Directories Printing, Inc., Des Plaines, Illinois. Buyer shall be responsible for outbound transportation costs on the completed directories to their location. Should Seller, at Seller’s convenience, produce any of this work, either in whole or in part, at a facility other than its principal facility, Seller shall be responsible for any excess inbound and outbound transportation costs resulting from a change in manufacturing locations.

However, when a change in Buyer’s requirements (as identified under the clause entitled SCHEDULES) warrants that any of the work must be performed at a manufacturing location other than the principal facility, and strictly for the purpose of accommodating Buyer’s revised requirements, then Buyer shall be responsible for all inbound and outbound transportation costs associated with such change.

QUALITY STANDARDS

At Buyer’s option, Buyer’s representatives shall have access to Seller’s plant at any reasonable time during working hours to review Seller’s quality system or to make observations on material in process or final products to be furnished to Buyer. No such site visits shall release Seller from any responsibilities under this Agreement.

To further the common cause of quality, Seller shall host two sessions per year, one day of duration, targeted on Quality Improvement. These sessions can alternate between main offices of Buyer and Seller or fully reside in Seller’s office. Seller shall commit the attendance of all staff resources deemed necessary by Buyer to attend these sessions. The sessions format and contents will be mutually established prior to the session.

SPECIFICATIONS

Seller agrees to provide the WHITE PAGE AND MISCELLANEOUS PHOTOCOMPOSITION AND PRINTING SERVICES and perform any other work under this Agreement in accordance with Buyer’s specifications set forth in Attachment IV attached to this Agreement which is incorporated herein by this reference.

CHANGES

Buyer reserves the right to change Buyer’s specifications in any respect upon written notice to Seller provided that any such changes do not have a materially adverse effect on Seller’s operations and provided that Seller shall have a reasonable period of time in which to make any such change. Seller shall advise Buyer of the cost impact of the proposed change, if agreed to, Buyer shall then compensate Seller for any increased costs or Seller shall make allowance for any decreased costs incident to such changes. Otherwise the specifications shall remain unchanged and the remuneration provided in this Agreement shall not be altered.

WHITE PAGE PHOTOCOMPOSITION

Seller will be outputting fully composed separated White Pages from Buyer’s supplied digitized media.

Supplied Media

All White Page Files will be supplied by Buyer on a CD-ROM disk.

As alternative media, the Buyer may use the following:

1. Syquest Disks at densities for 44, 88, 105, 135 or 200 Megabytes.

2. Zip Disks at 100 Megabytes.

3. 3-1/2” Floppy Disks at 1.44 Megabytes. 3-1/2” Floppy Disks should only be considered for correction files that can be contained in a 1.44 Megabyte file.

As an additional alternative, Seller agrees to accept Data Transmission procedure over telephone lines, from Buyer should Buyer so choose.

Specifications

Specifications for the work to be performed under this section are contained in Attachment IV attached hereto and made a part hereof.

Production Schedule

Attachment III, attached hereto and made a part hereof, reflects the 1999 Production Schedule. This Production Schedule is based on the following turnaround time:

Buyer’s electronic media, if physically shipped to Seller, will be due at Seller’s plant of manufacture, scheduled for morning delivery, on the next working day (as defined below).

Seller will output, on RC paper or film, an original set of those pages contained on Buyer’s electronic media. If Buyer chooses, the originals will be shipped to Buyer for arrival during the morning hours on the second working day.

Buyer will then process these pages per agreement with the Seller.

Seller shall be responsible for ensuring that all RC’s or film are in excellent condition (no creases, ripples, etc.), are in numerical order and match Buyer’s input with no pages missing, and that placement of logos, tint panels and bleed bars are correct based upon Buyer’s instructions. It is understood that logos, tint panels and bleed bars are one color and that manual registration of these elements will not be required. Should the Buyer implement multi-color logos, tint panels or bleed bars, and additional manual registration work will be required and the Price Schedule (Attachment I, Section A) will be amended to reflect this change.

Seller will maintain sufficient capacity to photocompose five hundred (500) two color pages per working day.

Subsequent production schedules will be as mutually agreed upon.

Corrections

All page corrections will be faxed to Buyer for review and approval. Seller agrees to meet contract schedules for corrections as long as the volume of corrections does not exceed a maximum of 25 corrections per directory. If the volume exceeds this anticipated maximum, the schedule of correction changes shall be mutually agreed upon. Procedures for handling corrections are outlined in Attachment V.

Prices

Prices for the work to be performed under this section are contained in Attachment I, Section A attached hereto and made a part hereof.

Delivery of Proofs

Delivery location for White Page proofs will be White Page Production Manager, 209 West 7th Street, Room 121-801, Cincinnati, Ohio 45202. All deliveries will be assembled and packaged to arrive in first-class condition. Transportation charges including postage shall be prepaid by Seller and invoiced to Buyer as a separate item accompanied by express receipts, original freight bills or copies of bills of lading.

Warranty

Seller warrants that all pages generated shall be checked by Seller and that the end product will be free from physical defects. Seller makes no warranties as to the accuracy of information supplied by Buyer.

PRINTING SERVICES

Inserts, Pasters and Labels

No inserts, pasters or labels shall be inserted or pasted on any directory except as directed by Buyer.

Type, Arrangement and Dimensions

Directory Trim Size	9 5/8” X 10 7/8”	8-7/8” x 10-7/8”	6-7/8” x 7-3/4”	5-15/16” x 9”
No. of columns per page	3/4/5	3/4/5	3/4/5	2/3

Image Areas of overall page:
Width (picas)	54.5	49.5	37	31
Depth (picas)	62	62	42	50

Margins (picas):
Top	2	2	2	2
Bottom	2	2	2	2
Outside	2	2	2	2
Inside	2	2	2	2

Furnished Copy Specifications - All Sizes

Single page reflective copy (R.C.) trimmed to 10” X 12” - with 3/8” Head margins (+/-”1/8”) R.C.’s to be in photo duplicating condition with hard edged characters

Paper

Selection	Color	Grade	Basis Weight
Community	White	Directory	24” x 36” – 22.5#/500
Alphabetical	White	Directory	24” x 36” – 22.5#/500
Blue	White	Directory	24” x 36” – 22.5#/500
Classified*	White	Directory	24” x 36” – 22.5#/500
Classified	Yellow	Directory	24” x 36” – 22.5#/500
Cover	White	Directory	24” x 36”—123#/500

*Tinted Yellow on Press 20% screen, 100 lines per inch screen ruling.

Furnished Digital File Specifications – All Sizes

Should Buyer choose to supply digital files, those files will meet Seller’s published specifications, as outlined in Attachment IV – Section B for digital file submissions.

Ink Density Standards

Mutually agreed standards, which shall be similar to the standards in CBD, Inc’s, current directories, shall be used by the Seller for evaluation and control of production.

Inks

The type of inks used are the responsibility of the Seller. All inks must comply with CONEG regulations for heavy metal content and toxicity and YPPA recycling guidelines. Buyer will provide sample color swatches to insure color visually matches standards. The ink must not be subject to offsetting, smudging and must minimize show through on the reverse side of the page.

Copy and Proofs

At Buyer’s option, all text pages shall be printed from either R.C. paper positives, camera ready page mechanicals, negatives or digital files furnished to Seller in accordance with mutually agreed upon production schedules. The supplied copy shall be of a quality which enables Seller to print directory pages conforming to Buyer’s published requirements. The supplied copy for the full size directories shall be furnished to the Seller at the rate of 168 pages per working day, and the remaining directories in 128 page increments per working day. Buyer will supply one set of approved page proofs to accompany each set of printing media.

Following Seller’s receipt of the copy, Seller shall notify the Buyer of any plate making media that was received in an unsatisfactory condition. Once the media is received by the Seller, the Seller shall request any corrected copy within 48 hours. It is understood that corrected copy shall be forwarded to reach Seller within twenty-four (24) hours or as otherwise mutually agreed. It is further understood that copy damaged by the Seller during manufacture shall be charged to the Seller at the Buyer’s replacement cost plus transportation. Replacement copy shall reach Seller within twenty-four (24) hours or as otherwise mutually agreed.

Cover copy shall be forwarded to Seller or its designated service provider following a pre-arranged schedule.

Copy for multi-colored pages will be provided as single page positive film, separated per color per page or digital files.

All copy (electronic or mechanical) and plate negatives (if applicable) for covers, white pages and yellow pages shall be retained by the Seller for the life of the issue following publication of the directory. In addition, proof copies, when furnished by the photocompositor, must be retained for the life of the issue.

Cover proofs will be furnished by Seller as requested by Buyer.

Binding

All directories will be perfect bound on the long dimension as directed by Buyer.

Binding Method	All Sizes

Perfect Binding	64 or more pages, a minimum thickness of 1/16” and a maximum thickness of 3-1/4”.

Packing - All Sizes

Directories shipped by parcel post shall be bundled in corrugated board and wrapped with one sheet of 70 pound kraft wrapper and sealed securely with tape.

Directories shipped by Express Air freight in less than carload lots, or truck in less than truckload lots, shall be packed in corrugated cardboard cartons.

Directories designed for mailing will be mailed with furnished pre-sorted Cheshire labels. Seller or Buyer’s designated service provider will bundle the directories to carrier route sort and enter the directories into the U.S. Postal system.

Directories shipped by rail freight in carload lots, or by truck in truckload lots shall be arranged to meet Buyer’s specifications.

Deliveries

The minimum number of directories shipped ranges from 40,000 to 100,00 copies per working day. When the total print order is less than the minimum, the complete shipment shall be made in one day.

Directories shall be delivered in first class condition and packed as specified under the section “Packing” included herein or as otherwise specified by Buyer. For truckload shipments delivered to initial delivery stations, the last two (2) pallets or slip-sheet loads must be stretch-wrapped. All pallets shipped to Buyer’s Delivery Distribution Center (DDC) are to be stretch-wrapped.

When directories are shipped by railroad freight car or by truck, the number of directories to be loaded in each car or truck (subject to equipment availability) shall be mutually agreed upon in advance of shipment.

It is understood that the term “working days” excludes Saturdays, Sundays and holidays celebrated by Seller in Seller’s plant of manufacture.

Time is of the essence regarding the delivery schedules.

ASSIGNMENT

Neither party shall assign any right or interest under this Agreement nor delegate any Services or other obligation to be performed or owned by the parties under this Agreement without the prior written consent of the other party, except that the Buyer has the right to assign this Agreement, in whole or in part, to its parent CBI, to any CBI subsidiary, or to an acquirer of CBD, Inc. or one or all of Buyer’s directories. Any attempted ASSIGNMENT or delegation in contravention of the above shall be void and ineffective.

BUYER’S INFORMATION

All specifications, drawings, sketches, models, samples, tools, computer programs, technical information, confidential business information, directory listing information, intellectual property, or data, written, oral or otherwise (all hereinafter designated “INFORMATION”) obtained by Seller hereunder or in contemplation hereof shall remain Buyer’s property. All copies of such INFORMATION in written, graphic or other tangible form shall be returned to Buyer upon request. Unless such INFORMATION was previously known to Seller free of any obligation to keep it confidential or has been or is subsequently made public by Buyer or a third party not in breach of any confidentiality obligations, or is independently acquired or developed by Seller, it shall be kept confidential by Seller, shall be used only in the filling of Orders, or in performing otherwise hereunder, and may be used for other purposes only upon such terms as may be agreed upon in writing by Buyer.

CHOICE OF LAW

The construction, interpretation and performance of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Ohio.

COMPLIANCE WITH LAWS

Seller shall comply with all applicable federal, state, county and local laws, ordinances, regulations and codes (including procurement of required permits or certificates) in Seller’s performance hereunder irrespective of whether or not a specification is furnished.

CONTINGENCY

Neither of the parties shall be held responsible for any delay or failure in performance hereunder caused by fires, strikes, embargoes, requirements imposed by Government regulations, civil or military authorities, acts of God or by the public enemy or other similar causes beyond such party’s control (collectively, “ CONTINGENCY”).

If such CONTINGENCY occurs, this Agreement shall be suspended for the duration of the delaying cause and the party injured may buy or sell elsewhere Printing Services to be bought or sold hereunder, and deduct from any commitment the quantity bought or sold or for which commitments have been made elsewhere and resume performance hereunder once the length of time of the CONTINGENCY has ended.

CONTRACT PAYMENTS

In consideration for being awarded this Agreement, Seller agrees to make periodic payments to Buyer in accordance with the following schedule without setoff or reduction of any kind:

Payment Date	Payment Amount

[*]	[*]

Instructions for payment will be provided by Buyer.

For purposes of this Section “Contract Payments” only, the term “termination without cause” means that Buyer has terminated this Agreement for any reason other than “Termination For Breach” by Seller or “Insolvency” of Seller as set forth in the Section entitled TERMINATION.

Should the Buyer terminate this Agreement without cause before December 31, 2002, and so long as Seller is not in default hereunder, or if Buyer sells, assigns or otherwise transfers all of its assets and Seller is not retained to produce the directories, Buyer agrees to pay to Seller the following cancellation penalty related to the unexpired term of the Agreement:

Termination Without Cause on/or Before	Cancellation Penalty

[*]	[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Termination Without Cause on/or Before	Cancellation Penalty

[*]	[*]

In the event that Buyer sells, assigns or otherwise transfers pat of its assets and Seller is not retained to produce the publications sold, assigned or transferred (collectively called the “Publications Sold”), Buyer shall pay to Seller part of the cancellation penalty based on the proportion of revenue Seller collected in relation to the Publications Sold and the total annual revenue collected from the Buyer in the year preceding the sale. For illustration purposes, if in the year preceding the sale, the Seller collected revenue of $1,000,000 on the Publications Sold and the total annual revenue collected from Buyer is $2,000,000, the Buyer shall pay 50% of the cancellation penalty as determined in the above table.

ENTIRE AGREEMENT

This Agreement as supplemented by its Attachments shall constitute the entire Agreement between Buyer and Seller and shall not be modified or rescinded, except by a writing signed by both Buyer and Seller.

EXTRA COPIES

“EXTRA COPIES” of an issue or a section of the directory ordered by Buyer prior to the completion of the printing shall be furnished at the prices provided under this Agreement. Prices for “EXTRA COPIES” ordered after the printing has been completed may be changed by agreement of the parties to fairly reflect Seller’s cost for the production of such EXTRA COPIES.

PROPERTY INSURANCE

Seller shall maintain, at Seller’s expense and with an insurance company satisfactory to Buyer, all risk property insurance on all MATERIAL furnished without charge by Buyer, including all Master Information, Media and directory paper and cover stocks. Such insurance shall cover the current replacement cost of such property, including the cost of labor to reconstruct and/or replace such property, and the policy shall contain a provision that losses shall be paid directly to Buyer or to Seller, as our respective interests appear. If the coverage is in the form of an endorsement, it should specify that the full amount of Buyer’s loss, without prorating, is payable to Buyer. Seller shall furnish Buyer with copies of the policy or other satisfactory proof of insurance. Seller agrees that Seller, Seller’s insurer(s) and anyone claiming by, through, under or in Seller’s behalf shall have no claim, right of action or right of subrogation against Buyer based on any loss or liability insured against under the foregoing insurance and Seller will obtain from Seller’s insurer confirmation that such insurance company has waived an such right of subrogation or right of action.

Certificates furnished by Seller or its subcontractors shall contain a clause stating that “Buyer is to be notified in writing at least thirty (30) days prior to cancellation of, or any MATERIAL change in, the policy.”

FORECAST

The “FORECAST” Attachment III, which is incorporated herein, contains a list of directories, a forecast of the number of pages per copy and number of copies for the 1999 directories. A FORECAST for each subsequent year of this Agreement, following the first year, will be furnished by August 1, 1999 for Buyer’s Spring directories and March 1, 2000 preceding production of Buyer’s Fall directories. These FORECASTS do not constitute commitments and Buyer may change the final copy dates and shall confirm such dates with Seller. Seller shall deliver the directories in accordance with established delivery schedules. Buyer agrees that Seller shall provide all such Printing Services as set forth elsewhere in this

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Agreement as Buyer shall from time to time require relative to directories listed in the Forecast, provided that Buyer has the right, unilaterally, to discontinue, combine or rescope said directories and provided that Seller shall be entitled to provide the Printing Services set forth in this Agreement for such combined or rescoped directories. Nothing in this provision or Agreement shall require Buyer to order a stated number of directory pages or copies, but Seller shall be entitled to provide all of the requirements for directories set forth in the FORECAST as Buyer shall from time to time need.

INFRINGEMENT OF PATENTS, TRADEMARKS, TRADE SECRETS OR COPYRIGHTS

Seller agrees to defend at Seller’s own expense all suits against Buyer, for INFRINGEMENT of any PATENT, TRADEMARK, COPYRIGHT, TRADE SECRET, or any other proprietary right of any third party by any Printing Services covered by this Agreement and will indemnify or will save Buyer harmless from all reasonable expense of defending any such suit and all payments by final judgment assessed on account of such INFRINGEMENT except INFRINGEMENT arising from adherence to copy, specifications or drawings which Seller is directed by Buyer to follow or residing in parts or supplies furnished by Buyer to Seller for use under this Agreement. Buyer will at its own expense defend all suits against Seller for such excepted INFRINGEMENT and save Seller harmless from all reasonable expense of defending any such suit from all payments by final judgment assessed against Seller on account of such INFRINGEMENT. In acquiring other material for use under this Agreement, Seller agrees to use reasonable care to protect Buyer with respect to claims of INFRINGEMENT. Each party agrees to give the other prompt written notice of suits for INFRINGEMENT for which the other assumes responsibility under this Agreement and full opportunity and authority to assume the sole defense including appeals, and, upon such other’s request and at its expense, to furnish all INFORMATION and assistance available to it for such defense. If either party assumes responsibility for any such suits against the other party, then such party will not settle or compromise any such suit without the other party’s prior written consent, which will not be unreasonably withheld.

INVOICE

Seller’s INVOICE shall be rendered after shipment of all directories and shall be payable as set forth in this Agreement. The original INVOICE shall be sent to:

Mr. John Schwing

Director-Finance & Administration

Cincinnati Bell Directory Inc.

312 Plum Street, Suite 1050

Cincinnati, Ohio 45202

LIABILITY, INSURANCE, INDEMNITY

All persons furnished by Seller, including any subcontractors, shall be considered solely Seller’s employees, agents or subcontractors and not employees, agents or subcontractors of Buyer; and Seller shall be responsible for full compliance with all laws, rules and regulations involving, but not limited to, employment of labor, hours of labor, working conditions, payments of wages and payment of taxes, such as unemployment, social security and other payroll taxes, including applicable contributions from its employees, agents or subcontractors when required by law.

Seller agrees to indemnify and save Buyer harmless from any liabilities, claims or demands (including the costs, expenses and reasonable attorney’s fees on account thereof) that may be made: (1) by any third person for injuries, including death to persons or damage to property, including theft, resulting from Seller’s negligent or otherwise wrongful acts or omissions, or those of Seller’s employers, agents or subcontractors; (2) by any third person for injuries, including death to persons or damage to property, caused by any directories supplied by Seller hereunder in a defective or dangerous condition; or (3) under

Worker’s Compensation, or similar employer-employee LIABILITY acts, against Buyer by Seller’s employees, agents or subcontractors; or (4) by Buyer’s subscribers or any third party by reason of any errors or omissions caused by Seller in media or Directories furnished by Seller. Seller agrees to defend Buyer at Buyer’s request, against any such LIABILITY, claim or demand. The foregoing indemnification shall apply whether Seller or Buyer defends such suit or claims and whether the death, injury or property damage is caused by the sole acts or omissions of Seller or by the concurrent acts or omissions of Buyer and Seller hereunder. Buyer agrees to notify Seller promptly of any written claims or demands against Buyer for which Seller is responsible hereunder. If either party assumes responsibility for any such suite against the other party, then such party will not settle or compromise any such suite without the other party’s prior written consent, which will not be unreasonably withheld.

Seller shall maintain, during the term hereof, all INSURANCE and/or bonds required by law, or otherwise, in each case with insurance companies rates not less than A-IX by A.M. Best (or a comparable rating by another nationally recognized rating agency), including but not limited to:

(1)	Worker’s Compensation insurance as required by the State(s) in which the contract is to be performed.

(2)	Employer’s Liability insurance with limits of not less than $500,000 per occurrence.

(3)	Comprehensive or Commercial General Liability insurance, Occurrence Basis, including but not limited to premises-operations, broad from property damage, products/completed operations, contractual liability, independent contractors, personal injury with limits of at least $1,000,000 combined single limit for each occurrence.

(4)	Automobile Liability, Comprehensive Form, with limits of at least $1,000,000 combined single limit for each occurrence.

(5)	Excess Liability, in the Umbrella Form and on an Occurrence Basis, with limits of at least $5,000,000 combined single limit for each occurrence.

Seller agrees that Seller, Seller’s insurer(s) and anyone claiming by, through, under or in behalf of Seller shall have no claim, right of action or right of subrogation against Buyer or Buyer’s customers based on any loss or LIABILITY insurable under the foregoing INSURANCE and Seller will obtain from Seller’s insurer confirmation that such insurance company has waived any such right of subrogation or right of action.

Seller shall also require its subcontractors, if any, who may enter upon Buyer premises to maintain similar INSURANCE and to agree to furnish Buyer, if requested, certificates or other adequate proof of such INSURANCE. Certificates furnished by Seller or its subcontractors shall contain a clause stating that “Buyer is to be notified in writing at least thirty (30) days prior to cancellation of or any material change in policy”.

Buyer and Seller will review on an annual basis on whether the level of coverage should increase at a minimum of the Consumer Price Index (CPI) for the Philadelphia Metropolitan area.

LICENSES

No LICENSES, express or implied, under any patents, copyrights, trademarks, tradenames or proprietary property or information, are granted by Buyer to Seller under this Agreement.

NEW AND CHANGED METHODS, PROCESSES AND EQUIPMENT

Seller agrees to keep abreast of major developments in the graphic arts and data processing industries and to promptly advise Buyer of any developments which might affect the production of the directories. If Seller acquires a short cut off press, then any paper trim savings from the use of such press will be passed through to Buyer following one full cycle (both Spring and Fall production) once the press is fully operational and is used to print Buyer’s products.

Seller will commit the necessary time and resources to explore all options and opportunities regarding Direct-to-Film and Direct-to-Plate technologies (Imposetting) in view of their application in the production of Buyer’s directories in collaboration with Buyer.

If it is mutually agreed by Buyer and Seller that Imposetting technology is mutually beneficial, implementation will occur within two (2) years from the time it has been agreed by both parties to be mutually beneficial.

Implementation is conditional upon Seller being able to secure commercially available equipment that will allow for the application of this technology to improve the production efficiencies of Buyer’s directories. If the technology and equipment are not commercially available, Buyer and Seller agree to investigate the feasibility of jointly funding prototype developmental costs.

NON-WAIVER

Buyer’s failure at any time to enforce any of the provisions of the Agreement or any right or remedy available hereunder or at law or equity, or to exercise any option herein provided will in no way be construed to be a waiver of such provisions, rights, remedies or options or in any way affect the validity of this Agreement. The exercise by Buyer of any rights, remedies or options provided hereunder or at law or equity shall not preclude or prejudice the exercising thereafter of the same or any other rights, remedies or options.

NOTICES

Any notices to be sent will be addressed as follows:

Senior Vice President-Sales & Marketing	Director-Finance & Administration
Quebecor Printing Directory Sales Corporation	Cincinnati Bell Directory Inc.
2100 Manchester Road, Suite 1620	312 Plum Street, Suite 1050
Wheaton, Illinois 60187	Cincinnati, Ohio 45202

ORDERS

ORDERS applying against this Agreement may be sent to Seller by CBD, Inc. or such of their present or future affiliates as are identified in writing by Buyer.

The terms and conditions of this Agreement shall apply to all ORDERS placed by Buyer for the Photocomposition and Printing Services described herein, and Buyer’s failure to identify the contract number of this Agreement on any ORDER shall in no manner affect the applicability of these terms and conditions.

OVERRUNS AND UNDERRUNS

The actual number of copies delivered under this Agreement may because of OVERRUN or UNDERRUN vary from the number ordered as set forth in the schedule below. A directory containing both alphabetical and classified sections shall be considered as one directory. If an alphabetical section of a directory is used in other directories accompanied by different classified sections, the allowable OVERRUN or UNDERRUN for each directory shall be based on such classified runs rather than on the total run for the main alphabetical section.

Number of Copies Ordered	Allowable Overrun or Underrun

1,000 and under	2.50%
1,001 through 5,000	25 Copies or 1.25%(whichever is greater)
5,001 through 15,000	65 Copies or 1.00%(whichever is greater)
15,001 through 25,000	150 Copies or .75%(whichever is greater)
25,001 through 50,000	190 Copies or .50%(whichever is greater)
50,001 through 100,000	250 Copies or .40%(whichever is greater)
100,001 through 200,000	400 Copies or .35%(whichever is greater)
200,001 through 500,000	700 Copies or .25%(whichever is greater)
500,001 and over	1,250 Copies or .15%(whichever is greater)

PAPER

The paper shall be billed to Buyer upon completion and shipment of the directory in accordance with the appropriate paper factors found in the PRICE SCHEDULES, (Attachment I, Sections B through D) contained in this Agreement and at the appropriate price of paper for the current period in accordance with the price set forth in ATTACHMENT VI. Seller is responsible for and will pay all freight and shipping charges in connection with the delivery of paper to any of Seller’s or its subcontractor’s facilities.

PROCESSING MEDIA

The term “PROCESSING MEDIA” (hereinafter referred to as “MEDIA”) includes tapes, discs, positives, negatives, film plates, or any other product used or developed by Seller to produce the directories in its final form. MEDIA does not include software. Seller shall, without extra charge and in a manner satisfactory to Buyer, (1) store and maintain MEDIA in a logically organized and good condition, (2) replace worn or damaged MEDIA as required, and (3) store plate-ready film flats of any issue of a subscriber directory or yellow pages directory until the delivery of the next issue of that subscriber or yellow pages directory.

PUBLICITY

Seller agrees to submit to Buyer all advertising, sales promotion, press releases and other PUBLICITY matters relating to the Printing Services furnished by Seller under this Agreement wherein Buyer’s names or marks are mentioned or language from which the connection of said names or marks therewith may be inferred or implied; and Seller further agrees not to publish or use such advertising, sales promotion, press releases, or PUBLICITY matters without Buyer’s prior written approval.

QUALITY COMMITMENT

Quality is conformance to customer’s requirements and general industry standards. Seller agrees that its commitment to Quality and the processes it has in place to fulfill this commitment with respect to each service and material provided by Seller are primary and material requirements of this Agreement. In addition to any other rights or remedy available to Buyer under this Agreement, Buyer reserves the right to assure, throughout the term of this Agreement, Seller’s continued commitment to Quality and Seller agrees to take appropriate steps, as noted by Buyer, to improve Seller’s commitment to Quality.

Seller will demonstrate commitment to a Quality Improvement Process by providing:

1.	A published statement of its quality policy signed by an officer of the company;

2.	An established means of measuring and reporting customer satisfaction;

3.	A quality training and awareness program;

4.	A continuous quality Improvement Process;

5.	An established means of monitoring conformance to requirements for products; and

6.	An established in-coming Material Quality Inspection Program.

RECORD AND AUDIT

Seller shall maintain complete and accurate RECORDS of all amounts billable to and payments made by Buyer hereunder in accordance with generally accepted accounting practices. Seller shall retain such

RECORDS for a period of three (3) years from the date of final payment for Printing Services covered by this Agreement. Seller agrees to provide reasonable supporting documentation concerning any disputed amount of invoice to Buyer within thirty (30) days after Buyer provides written notification of the dispute to Seller.

REJECTIONS

If Buyer rejects any or all of the directories, Buyer may exercise one of the following remedies: (1) return rejected directories for full credit at the price charge plus transportation charges from Seller’s plant and return; or (2) accept a conforming part of any shipment; or (3) have rejected directories replaced by

Seller at the purchase price stipulated in this Agreement if Buyer has not previously paid for those directories and at Seller’s expense if Buyer has previously paid for the directories. The above rejection options are in addition to any and all recourse Buyer wishes to take regarding termination for non-performance under the TERMINATION clause.

Seller agrees that in the event Buyer rejects any or all directories, Seller will, if requested by buyer, use its best efforts to replace said directories immediately or as soon as practical.

REPRINT

If the Buyer decides to reprint the title, Seller must reprint the required quantity for that title. Seller must reprint the directory within a reasonable time and at the prices found in the PRICE SCHEDULES, Attachment I, Sections A through D.

Seller will reduce MAKEREADY prices by 33% for all reprints. If Seller is allowed a reasonable time to reprint any title, Seller will guarantee no overtime premium charges.

SCHEDULES

To assist Seller in providing for Buyer’s requirements Buyer shall submit SCHEDULE requests on August 1st of each year of the Agreement for the Spring production and on March 1st for the Fall production of the succeeding year, indicating Buyer’s total requirements for the work hereunder, including Buyer’s total quantities, number of pages, number of colors to be printed, special section requirements and directory ship dates for each issue. These SCHEDULE requests shall be used by Seller to devise a final production SCHEDULE which specifies the work flow and method of manufacture for each directory.

If an individual SCHEDULE request or print order changes the date upon which final copy is due, compared to the due date in the previous year, or increase the number of printed pages or bound directories in excess of 10% over the last actual printed page count or bound directories in the preceding year for that directory, it may become necessary to revise, by mutual agreement, the production SCHEDULE and manufacturing plan for that directory.

SEVERABILITY

In the event that any one or more of the provisions contained herein shall, for any reason, be held to be unenforceable in any respect, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall then be construed as if such unenforceable provision or provisions never had been contained herein.

SURVIVAL

All obligations hereunder on Seller’s part incurred prior to the cancellation, termination, or expiration of this Agreement or any order placed hereunder by Buyer shall survive such cancellation, termination, or expiration.

TAXES

Except as otherwise provided in this Agreement, Buyer shall reimburse Seller only for the following Tax Payments and returns with respect to transactions under this Agreement, Federal Manufacturers’ and Retailers’ excise taxes, state and local sales taxes and use taxes, as applicable. Taxes payable by Buyer shall be billed as separate items on Seller’s invoices.

The cost of Federal Insurance Contribution Act and Federal and State Unemployment Insurance Taxes are not included in the prices set forth in Attachment I - PRICE SCHEDULES, Section B only. Rates currently in effect are reflected on Attachment VI and are hereby incorporated into this Agreement. In the event of any increase or decrease in such rates or in the percentage of Seller’s payroll subject to such taxes occasioned by legislative changes or changes in Seller’s experience rating or in the event the Seller is required to pay any additional payroll tax on account of any work or act performed under this Agreement, the prices set forth in Attachment I - PRICE SCHEDULE, Section B only, and the Social Security Tax Factors set forth in Attachment VII shall be adjusted to reflect any such new, increased or decreased tax.

If the Seller is required to pay an excise, privilege, processing, gross receipts or similar tax not now imposed on account of any act required for the performance of this Agreement, the cost of such new or increased tax shall be added as an extra charge.

In no event shall Buyer be obligated to make to Seller any payment for or reimbursement of taxes or other levies on Seller based upon or measured by Seller’s net income.

TERMINATION

In addition to the expiration of this Agreement as provided herein, and in addition to the parties’ rights of termination specifically provided elsewhere in this Agreement, this Agreement may be terminated as set forth below:

(1)	Termination for Breach

In the event that Seller breaches any material obligation hereunder, including without limitation any of its obligations with respect to quality, specification, or delivery schedules (for which time is of the essence), Buyer shall give Seller written notice specifying in reasonable detail the breach and requesting that the breach be cured (the “CURE NOTICE”). If Seller fails to cure the specified breach within five business days of receipt of the Cure Notice, Buyer shall have the right to terminate this Agreement effective immediately upon the giving of written notice of termination to Seller.

(2)	Insolvency

Upon the occurrence of an Insolvency Event of Default (as defined below), the other party may, at its option, terminate this Agreement effective immediately upon the giving of written notice of termination. The occurrence of any one or more of the following events shall constitute an “Insolvency Event of Default”: a party admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors; an affirmative act of insolvency by a party of any partition or action, under any bankruptcy, reorganization, insolvency arrangement, liquidation, dissolution or moratorium law, or any other law or laws for the relief of, or relating to, debtors; or the subjection of a material part of a party’s property to any levy, seizure, assignment or sale for or by any creditor, third party or governmental agency.

(3)	Additional Rights

The rights of termination set forth above shall be in addition to any other rights and remedies the terminating party may have hereunder or at law or in equity.

THIRD PARTY CLAIMS

Seller shall reimburse Buyer for any loss or expense arising out of claims made by subscribers or advertisers by reason of any errors or omissions in subscriber or yellow page directories caused by Seller or any subcontractor of Seller. Seller’s LIABILITY shall be limited to $1,500 for each such claim based on such error or omission. Seller agrees to acknowledge or to disavow Seller’s responsibility for a claim within thirty (30) days of Buyer’s written notification to the Seller.

TITLE

TITLE to the directories shall vest in Buyer when the directory has been loaded on the transport vehicle at Seller’s loading dock. In any event, and regardless of which party holds formal title, Seller agrees to insure all directories and other materials while those materials are in Seller’s facilities. Seller agrees to pay to Buyer any insurance proceeds it receives in connection with, or relating to, any directories or other property of Buyer located at Seller’s premises.

TRANSPORTATION

Directories shipped by Seller via common carrier and according to routing instruction shall be shipped F.O.B. Origin, Freight Collect with instructions to the carrier to forward the original freight bill and copy of bill of lading to Seller which in turn will charge Buyer for such costs without additional mark-up of any kind. Directories shipped by Seller via U.S. Mail shall be delivered to the Post Office in the same city of Seller at no extra charge to the Buyer. Postage shall be prepaid by Seller and invoiced to Buyer as a separate item accompanied by receipts. Seller agrees to ship all initial distribution quantities out of plant via U.S. Mail.

USE OF INFORMATION

All INFORMATION in written, printed, graphic or other form furnished to Seller under this Agreement or in contemplation of this Agreement remains Buyer’s property, shall be kept confidential by Seller and shall be returned to Buyer at Buyer’s request. Seller agrees that such INFORMATION shall be used solely for the production of the directories and that Seller shall not use or permit others to use such INFORMATION or any part thereof, printed or otherwise, for any other purpose unless so directed in writing by Buyer. Seller shall keep confidential and safeguard all INFORMATION covered by this Agreement now and hereafter in Seller’s possession and prevent their use by any other person or persons. Seller shall promptly destroy all extra proofs and copies of any of the directory or portion thereof.

WARRANTY

Seller warrants that the Printing Services furnished will be free from defects in material and workmanship and will conform to the specifications, drawings, samples and instructions. Seller also warrants that the Printing Services will be performed in a first class, workmanlike manner. All warranties shall survive inspection, acceptance and payment.

WORK DONE BY OTHERS

If any part of the Printing Services performed by Seller under this Agreement is dependent upon work done by others (including but not limited to plating, presswork, and binding material composed or furnished by Buyer or another supplier), Seller shall inspect and promptly report to Buyer any defect that renders such other work unsuitable for Seller’s proper performance. Seller’s silence shall constitute approval of such other work as fit, proper and suitable for Seller’s performance of the Services under this Agreement.

YEAR 2000

Seller hereby represents and warrants that it will complete by June 30, 1999, a Year 2000 assessment study reasonably calculated to identify any date-related impediments to the orderly and efficient operation of its business before, during and after the century date change and will fully test and implement any corrective measures necessary to remedy any problems or potential problems identified in the assessment study. Seller agrees to notify Buyer promptly of any change in circumstances or newly discovered defect or exposure that would have a material adverse impact on its Year 2000 readiness. Seller will furnish to Buyer upon request the results of such assessment study, as well as the methodology and assumptions used to conduct the assessment study. In no event will the Year 2000 computer problem constitute a force majeure event or a Contingency hereunder.

EXECUTION

Authorized representatives of Buyer and Seller hereby execute this Agreement including the Attachments and/or appendices attached hereto and made a part hereof.

QUEBECOR PRINTING DIRECTORY SALES CORPORATION		CINCINNATI BELL DIRECTORY INC..

By:	/s/ David Bragen	By:	/s/ Douglas A. Myers

Title:	President	Title:	President & CEO

AMENDMENT NO. I

This Amendment No. 1 dated, December 1, 1999, by and between Cincinnati Belt Directory Inc. (hereinafter “Buyer” or “CBD Inc.”) and Quebecor Printing Directory Sales Corporation, (hereinafter “Seller”), amends the Printing and Binding Agreement (hereinafter “Agreement”) effective on January 1, 1999 by and between Cincinnati Bell Directory Inc. and Quebecor Printing Directory Sales Corporation as follows:

1.	The clause of the Agreement entitled PREAMBLE, is amended, and as amended, shall, read:

This Agreement is made by and between CINCINNATI BELL DIRECTORY INC., (hereinafter “Buyer” or “CBD Inc.”), with principal offices located at 312 Plum Street, Suite 1050, Cincinnati, OH 45202, and QUEBECOR PRINTING DIRECTORY SALES CORPORATION, a wholly owned subsidiary of QUEBECOR PRINTING, INC., (hereinafter “Seller”), with principal offices located at 1201 East Wiley Road, Suite 101, Schaumburg, IL 60173. Buyer agrees to purchase and Seller agrees to sell the Printing Services described in this Agreement in accordance with the terms and conditions stated herein below.

2.	The clause of the Agreement entitled PRICE, is amended, and as amended, shall read:

In accordance with Paragraph 3 of the clause entitled PRICE, all manufacturing unit prices (excluding paper) contained in Attachment I – PRICE SCHEDULES, Sections A through D, have been increased by [*]. PRICE SCHEDULES, Sections A through D, dated January 1, 2000, are attached, hereto and made a part hereof.

3.	The clause of the Agreement entitled NOTICES, is amended, and as amended,, shall read:

Any notices to be sent will be addressed as follows:

President Quebecor Printing Directory Sales Corporation 1201 East Wiley Road, Suite 101 Schaumburg, Illinois 60173	Director-Finance & Administration Cincinnati Bell Directory Inc. 312 Plum Street, Suite 1050 Cincinnati, Ohio 45202

All other terms and conditions contained in the Agreement shall remain in full force and effect:

IN WITNESS WHEREOF, the parties hereto have created this agreement to be executed as of the day and year first above written.

QUEBECOR PRINTING DIRECTORY SALES CORPORATION		CINCINNATI BELL DIRECTORY, INC.

By:	/s/ David Bragen	By:	/s/ Douglas A. Myers

Title:	President	Title:	President and CEO

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT I

SECTION A

PRICE SCHEDULE

WHITE PAGE AND MISCELLANEOUS PHOTOCOMPOSITION,

EFFECTIVE JANUARY 1, 2000

PRICE
OUTPUT FULLY PHOTOCOMPOSED WHITE PAGES FROM BUYER’S SUPPLIED MEDIA:

PAGES SET IN PORTRAIT FORMAT:
PER PAGE (1/COLOR)	$	[*]
ADDITIONAL COST PER PAGE FOR SECOND COLOR	$	[*]

PAGES SET IN LANDSCAPE FORMAT:
PER PAGE (1/COLOR)	$	[*]
ADDITIONAL COST PER PAGE FOR SECOND COLOR	$	[*]

THE ABOVE PRICES INCLUDE SELLER ACCEPTING BUYER’S DATA, RIPING DATA, PROCESSING ON AN IMAGE SETTER, OUTPUTTING ON RESIN COATED PAPER, AND CREATING COPIES FOR SUBMISSION TO BUYER FOR REVIEW.

THE FOLLOWING ARE IN ADDITION TO THE ABOVE PRICES:

PROCESS NO. 2 CORRECTION PAGE FROM ELECTRONIC FILES, PER COLOR, PER PAGE	$	[*]
PROCESS AN ADDITIONAL NO. 2 CORRECTION PAGE WITHIN THE SAME FILM FLAT, PER COLOR, PER PAGE	$	[*]

CONVERT APPLICATION FILES TO POST SCRIPT FILES, PER COLOR, PER PAGE	$	[*]
OUTPUT COVER FILM FROM DIGITAL FILES:
4-1-1-4 COVER	$	[*]
4-2-2-4 COVER	$	[*]
4-4-4-4 COVER	$	[*]
PASTE DOWN LOGO, PER LOGO	$	[*]
ADD A TINT PANEL TO LISTING, PER LISTING	$	[*]
CREATE MASTER FILM FLAT CONTAINING BLEED BARS WITHOUT TYPE, PER COLOR	$	[*]
CREATE MASTER FILM FLAT CONTAINING BLEED BARS WITH TYPE, PER COLOR	$	[*]
CREATE RIGHT AND LEFT HAND BLEED BARS FOR 6” X 9” DIRECTORIES, PER SET	$	[*]
TYPESET AND OUTPUT CORRECTIONS, STRIP INTO RC, MAKE COPY AND FAX TO BUYER FOR REVIEW AND APPROVAL, PER LINE	$	[*]
STRIP FILM TO MYLAR SHEETS, PER COLOR, PER PAGE	$	[*]
ADDITIONAL HANDWORK

HANDWORK, IF NOT DEFINED ABOVE, WILL BE CHARGED BACK ON AN HOURLY BASIS, WITH A MINIMUM CHARGE OF 10 MINUTES:

HANDWORK, PER HOUR	$	[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT I

SECTION B

PRICE SCHEDULE

FULL SIZE DIRECTORIES

EFFECTIVE JANUARY 1, 2000

PLATING

PER PAGE, PER COLOR:,	1/COLOR	[	*]
	2/COLOR	[	*]
	3/COLOR	[	*]
	4/COLOR	[	*]

NOTE: THE ABOVE PLATING PRICES ARE BASED ON THE RECEIPT OF R. C. PAPER POSITIVES, CAMERA READY PAGE MECHANICALS, NEGATIVES OR DIGITAL FILES.

PRESSWORK

MAKEREADY, PER PAGE:	1/COLOR	[	*]
	2/COLOR	[	*]
	3/COLOR	[	*]
	4/COLOR	[	*]

RUNNING, PER 1,000 PAGES:	1/COLOR	[	*]
	2/COLOR	[	*]
	3/COLOR	[	*]
	4/COLOR	[	*]

YELLOW TINTING, PER 1,000 PAGES:		[	*]

PRESSWORK—SPLIT RUN SPECIAL FORMS (4/COLOR PROCESS)

MAKE READY, PER 32 PAGE FORM (8-7/8” AND 9” TRIM SIZES)		[	*]
MAKEREADY, PER 28 PAGE FORM (9-5/8” TRIM SIZE)		[	*]

NOTE: PLATING, PRESS RUNNING AND ADDITIONAL BINDING POCKETS, IF REQUIRED, WILL BE CHARGED AT THE RATES CONTAINED HEREIN.

BINDING

ORIGINAL SETUP, PER TITLE:		[	*]
BASIC, PER 1,000 BOUND:		[	*]
GATHERING, PER COMPONENT, PER 1,000:		[	*]
SECTION CHANGE, PER SECTION:		[	*]

COVERS

PLATES, PER COLOR, PER SIDE:		[	*]
MAKEREADY, PER PASS: (MAXIMUM OF 6 COLORS PER PASS)		[	*]
RUNNING, PER 1,000 COVERS SINGLE PASS:		[	*]
RUNNING, PER 1,000 COVERS—DOUBLE PASS:		[	*]

NOTE: VARNISH DOES NOT COUNT AS A COLOR FOR PLATING PURPOSES, BUT DOES COUNT AS A COLOR FOR PRESS MAKEREADY AND RUNNING.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Effective January 1, 2000

ATTACHMENT I

SECTION B

TEXT PAPER REQUIREMENTS

	20# Stock	22.5# Stock	35# Stock
8-7/8” x 10-7/8” Trim Size
Pound, Per 1,000 Printed Pages
1/Color	2.661#	2.994#	4.236#
2/Color	2.663#	2.996#	4.239#
3/Color	2.769#	3.048#	4.312#
4/Color	2.771#	3.050#	4.315#
Additional for Full Page Tint	N/A	0.022#	N/A

9” x 10-7/8” Trim Size
Pounds, Per 1,000 Printed Pages
1/Color	2.699#	3.036#	4.296#
2/Color	2.701#	3.038#	4.299#
3/Color	2.748#	3.091#	4.373#
4/Color	2.750#	3.093#	4.376#
Additional for Full Page Tint	N/A	0.023#	N/A

9-5/8” x 10-7/8” Trim Size
Pounds, Per 1,000 Printed Pages
1/Color	2.886#	3.247#	4.594#
2/Color	2.888#	3.249#	4.596#
3/Color	2.939#	3.306#	4.678#
4/Color	2.940#	3,308#	4.680#
Additional for Full Page Tint	N/A	0.024#	N/A

COVER PAPER REQUIREMENTS (COATED ONE SIDE COVER STOCK)

	120# Stock	123# Stock
8-7/8” X 10-7/8” Trim Size
Pounds, Per 1,000 Covers
Single Pass (Up to 6 Colors Including Varnish)	84.13#	86.23#
Double Pass (More Than 6 Colors)	87.39#	89.57#

9” x 10-7/8” Trim Size
Pounds, Per 1,000 Covers
Single Pass (Up to 6 Colors Including Varnish)	84.13#	86.23#
Double Pass (More Than 6 Colors)	87.39#	89.57#

9-5/8” x 10-7/8” Trim Size
Pounds Per 1,000 Covers
Single Pass (Up to 6 Color Including Varnish)	91.24#	93.52#
Double Pass (More Than 6 Colors)	94.77#	97.14#

ATTACHMENT 1

SECTION C

PRICE SCHEDULE

MIDI DIRECTORIES

EFFECTIVE JANUARY 1, 2000

PRELIMINARY. PLATES & MAKEREADY

1/COLOR, PER PAGE	[*]
2/COLOR, PER PAGE	[*]
3/COLOR, PER PAGE	[*]
4/COLOR, PER PAGE	[*]

NOTE: THE ABOVE PRICES ARE BASED ON RECEIVING R. C., PAPER POSITIVES, CAMERA READY PAGE MECHANICALS, NEGATIVES OR DIGITAL FILES.

4/COLOR PRESS WASHUP	[*]

PRESS RUNNING
1/COLOR, PER 1,000 PRINTED PAGES	[*]
2/COLOR, PER 1,000 PRINTED PAGES	[*]
3/COLOR, PER 1,000 PRINTED PAGES	[*]
4/COLOR, PER 1,000 PRINTED PAGES	[*]
ADDITIONAL FOR FULL PAGE TINT,	[*]
PER 1,000 PRINTED PAGES	[*]

PRELIMINARY, PLATING AND MAKEREADY—SPLIT RUN SPECIAL 32 PAGE FORMS (4/COLOR PROCESS)

PRELIMINARY & PLATES, PER PAGE	[*]
MAKEREADY, PER 32 PAGE FORM	[*]

NOTE: PRESS RUNNING AND ADDITIONAL BINDING POCKETS, IF REQUIRED, WILL BE CHARGED AT THE RATES CONTAINED HEREIN.

COVER PRESSWORK

PLATES & MAKEREADY, PER TITLE	[*]
RUNNING, PER 1,000 COVERS	[*]

BINDING

SIZE CHANGE, PER TITLE	[*]

MAKEREADY (12 POCKETS OR LESS)	[*]
RUNNING, PER 1,000 COPIES (12 POCKETS OR LESS)	[*]

MAKEREADY (MORE THAN 12 POCKETS)	[*]
RUNNING, PER 1,000 COPIES (MORE THAN 12 POCKETS)	[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT I

SECTION C

PRICE SCHEDULE

MIDI DIRECTORIES’

(CONTINUED)

January 1, 2000

TAB CARDS

PLATES & MAKEREADY, PER SIDE	[*]
RUNNING, PER 1,000 COPIES	[	*]

PAPER REQUIREMENTS

MAKEREADY POUNDS	20# STOCK	22.5# STOCK	35#

1/COLOR, POUNDS PER PAGE	25	28
2/COLOR, POUNDS PER PAGE	27	30
3/COLOR, POUNDS PER PAGE	63.8	71,7
4/COLOR, POUNDS PER PAGE	65	73

	10 POINT	10 POINT	7
	(120#)	(123#)
COVERS	402	412.05

TAB CARDS	402	DNA

RUNNING POUNDS

1/COLOR, PER 1,000 PRINTED PAGES	2.00	2.25
2/COLOR, PER 1,000 PRINTED PAGES	2.22	2.50
3/COLOR, PER 1,000 PRINTED PAGES	2.25	2.53
4/COLOR, PER 1,000 PRINTED PAGES	2.25	2.53

	10 POINT	10 POINT	7
	(120#)	(123#)
COVERS, PER 1,000 COVERS	61.11	62.64

TAB CARDS, PER 1,000 CARDS	37.73	DNA

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 1

SECTION D

PRICE SCHEDULE

5-15/16” x 9” DIRECTORIES

EFFECTIVE JANUARY 1, 2000

PRELIMINARY

Make Negatives, Per Color, Per Page	[	*]
Strip Negatives, Per Color, Per Page	[	*]
Plating of Text Pages, Per Color, Per Page	[	*]
Masking of Non-Contiguous Units of Color, Per Unit	[	*]

PRESSWORK

Press Makeready, Per Color, Per Page	[	*]

Press Running:

One Color	Per MPP
Less than 6,999 MPP	[	*]
7,000 MPP to 8,499 MPP’	[	*]
8,500 MPP to 9,999 MPP	[	*]
10,000 MPP to 12,499 MPP	[	*]
12,500 MPP to 14,999 MPP	[	*]
15,000 MPP and Over	[	*]

Two Color
Less than 6,999 MPP	[	*]
7,000 MPP to 8,4999 MPP	[	*]
8,500 MPP to 9,999 MPP	[	*]
10,000 MPP to 12,499 MPP	[	*]
12,500 MPP to 14,999 MPP	[	*]
15,000 MPP and Over	[	*]

Two Color With White Knockouts
Less than 6,999 MPP	[	*]
7,000 MPP to 8,4999 MPP	[	*]
8,500 MPP to 9,999 MPP	[	*]
10,000 MPP to 12,499 MPP	[	*]
12,500 MPP to 14,999 MPP	[	*]
15,000 MPP and Over	[	*]

Three Color
Less than 6,999 MPP	[	*]
7,000 MPP to 8,4999 MPP	[	*]
8,500 MPP to 9,999 MPP	[	*]
10,000 MPP to 12,499 MPP	[	*]
12,500 MPP to 14,999 MPP	[	*]
15,000 MPP and Over	[	*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT I

SECTION D

PRICE SCHEDULE

5-15/16” x 9” DIRECTORIES

EFFECTIVE JANUARY 1, 2000

Three Color With White Knockouts
Less than 6,999 MPP	[*]
7,000 MPP to 8,4999 MPP	[*]
8,500 MPP to 9,999 MPP	[*]
10,000 MPP to 12,499 MPP	[*]
12,500 MPP to 14,999 MPP	[*]
15,000 MPP and Over	[*]

Four Color
Less than 6,999 MPP	[*]
7,000 MPP to 8,4999 MPP	[*]
8,500 MPP to 9,999 MPP	[*]
10,000 MPP to 12,499 MPP	[*]
12,500 MPP to 14,999 MPP	[*]
15,000 MPP and Over	[*]

Four Color With White Knockouts
Less than 6,999 MPP	[*]
7,000 MPP to 8,4999 MPP	[*]
8,500 MPP to 9,999 MPP	[*]
10,000 MPP to 12,499 MPP	[*]
12,500 MPP to 14,999 MPP	[*]
15,000 MPP and Over	[*]

BINDING

Binding Makeready, Per Title	[*]

Running*:	Per MPP
Less than 6,999 MPP	[*]
7,000 MPP to 8,4999 MPP	[*]
8,500 MPP to 9,999 MPP	[*]
10,000 MPP to 12,499 MPP	[*]
12,500 MPP to 14,999 MPP	[*]
15,000 MPP and Over	[*]

*Total MPP will include all text pages plus 4 cover pages times the total number of directories produced.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT I

SECTION D

PRICE SCHEDULE

5-15/16” x 9” DIRECTORIES

EFFECTIVE JANUARY 1, 2000

Miscellaneous Binding Operations:
Affix Furnished Mailing Labels, Per 1,000 Labels	[	*]
Sorting (Carrier Route, 5-Digit), Per 1,000 Copies	[	*]
Inserting Directories in Envelopes or Cartons, Per 1,000 Copies	[	*]
Cartons, Per Carton	[	*]
Shrinkwrapping, Per MPP	[	*]
Insert Binding, Per 1,000 Copies	[	*]
Miscellaneous Packages, Per 100 Packages	[	*]
Drilling, Per 1,000 Copies	[	*]
Stack Shrinkwrapped Directories on Pallets and Load in Trucks, Per Pallet	[	*]
Blow In Inserts, Per 1,000 Copies	[	*]
Affixing Cover Tipons, Per 1,000 Copies	[	*]
Copyrighting, Per Title	[	*]

Shipping Operations:
Drop Shipments, Per Shipment	[	*]
Postage Charges	[	*]
Shipping Charges	[	*]

COVERS—FURNISHED FILM (4-1-1-4)

Plating & Makeready, Per Unit	[	*]

Additional to the above for additional color on inside spread, per color	[	*]

Running:
Under 50,000 Copies, Per 1,000 Copies	[	*]
50,000 to 200,000 Copies, Per 1,000 Copies	[	*]
Over 200,001 Copies, Per 1,000 Copies	[	*]

Additional to the above for additional colors on inside spread, per color:

Under 50,000 Copies, Per 1,000 Copies	[	*]
50,001 to 200,000 Copies, Per 1,000 Copies	[	*]
Over 200,001 Copies, Per 1,000 Copies	[	*]

Additional for each press run for each ink color other than black or process colors, per color	[	*]

Aqueous Press Coating	[	*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT I

SECTION D

PRICE SCHEDULE

5-15/16” x 9” DIRECTORIES

EFFECTIVE JANUARY 1, 2000

TEXT PAPER REQUIREMENTS*
Pounds Per 1,000 Printed Pages
One Color Printing
22.5# Stock (24” X 36” Basis Size)	1.75
25.5# Stock (24”x 36” Basis Size)	1.98
27.5# Stock (24” x 36” Basis Size)	2.14
30.0# Stock (24” x 36” Basis Size)	2.33
35.0# Stock (25” x 38” Basis Size)	2.45
40# Stock (25” x 38” Basis Size)	2.81
45# Stock (25” x 38” Basis Size)	3.15
50# Stock (25” x 38” Basis Size)	0

Two Color Printing
22.5# Stock (24” X 36” Basis Size),	1.83
25.5# Stock (24” x 36” Basis Size)	2.08
27.5# Stock (24” x 36” Basis Size)	2.24
30.0# Stock (24” x 36” Basis Size)	2.44
35.0# Stock (25” x 38” Basis Size)	2.58
40# Stock (25” x 38” Basis Size)	2.94
45# Stock (25” x 38” Basis Size)	3.31
50# Stock (25” x 38” Basis Size)	3.68

Two Color Printing with Knockouts
22.5# Stock (24” X 36” Basis Size)	1.91
25.5# Stock (24” x 36” Basis Size)	2.17
27.5# Stock (24” x 36” Basis Size)	2.34
30.0# Stock (24” x 36” Basis Size)	2.55
35.0# Stock (25” x 38” Basis Size)	2.69
40# Stock (25” x 38” Basis Size)	3.07
45# Stock (25” x 38” Basis Size)	3.46
50# Stock (25’ x 38” Basis Size)	3.84

Three Color Printing
22.5# Stock (24” X 36” Basis Size)	1.91
25.5# Stock (24” x 36” Basis Size)	2.17
27.5# Stock (24” x 36” Basis Size)	2.34
30.0# Stock (24” x 36” Basis Size)	2.55
35.0# Stock (25” x 38” Basis Size)	2.69
40# Stock (25” x 38” Basis Size)	3.07
45# Stock (25” x 38” Basis Size)	3.46
50# Stock (25” x 38” Basis Size)	3.84

ATTACHMENT I

SECTION D

PRICE SCHEDULE

5-15/16” x 9” DIRECTORIES

EFFECTIVE JANUARY 1, 2000

Pounds Per 1,000 Printed Pages
Three Color Printing with Knockouts
22.5# Stock (24” X 36” Basis Size)	2.00
25.5# Stock (24” x 36” Basis Size)	2.27
27.5# Stock (24” x 36” Basis Size)	2.45
30.0# Stock (24” x 36” Basis Size)	2.67
35.0# Stock (25” x 38” Basis Size)	2.80
40# Stock (25” x 38” Basis Size)	3.20
45# Stock (25” x 38” Basis Size)	3.60
50# Stock (25” x 38” Basis Size)	4.00

Four Color Printing
22.5# Stock (24” X 36” Basis Size)	2.00
25.5# Stock (24” x 36” Basis Size)	2.27
27.5# Stock (24” x 36” Basis Size)	2.45
30.0# Stock (24” x 36” Basis Size)	2.67
35.0# Stock (25” x 38” Basis Size)	2.80
40# Stock (25” x 38” Basis Size)	3.20
45# Stock (25” x 38” Basis Size)	3.60
50# Stock (25” x 38” Basis Size)	4.00

Four Color Printing with Knockouts
22.5# Stock (24” X 36” Basis Size)	2.03
25.5# Stock (24” x 36” Basis Size)	2.30
27.5# Stock (24” x 36” Basis Size)	2.49
30.0# Stock (24” x 36” Basis Size)	2.71
35.0# Stock (25” x 38” Basis Size)	2.84
40# Stock (25” x 38” Basis Size)	3.25
45# Stock (25” x 38” Basis Size)	3.65
50# Stock (25” x 38” Basis Size)	4.06

COVER STOCK REQUIREMENTS*

	120#	123#
Initial Makeready (4-1-1-4)	121.40	125.52
Running, Per 1,000 Covers	38.20	39.18
Additional to above for additional colors on inside spread,. per color	1.91	1.96

ATTACHMENT I

SECTION D

PRICE SCHEDULE

5-15/16” x 9” DIRECTORIES

EFFECTIVE JANUARY 1, 2000

*PAPER HANDLING AND STORAGE FEES

The following text paper handling and storage fees are applicable to GTE supplied paper:

1/Color, Per 1,000 Printed Pages	[*]
2/Color, Per 1,000 Printed Pages	[*]

The following text paper handling and storage fees are applicable to Quebecor supplied, paper:

1/Color, Per 1,000 Printed Pages	[*]
2/Color, Per 1,000 Printed Pages	[*]
Cover Stock, per pound used	[*]

The following method will be used to calculate over paper handling and storage fees:

The total number of 2/color printed pages will include 4 cover pages times the total quantity of directories produced.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 2

This Amendment No. 2 dated November 20, 2001, by and between Cincinnati Bell Directory Inc. (hereinafter “Buyer” or “CBD Inc.”) and Quebecor Printing Directory Sales Corporation, now known as Quebecor World Directory Sales Corporation (hereinafter “Seller”), amends the Printing and Binding Agreement (hereinafter “Agreement”) entered into the 23rd day of July, 1998 as follows:

1.	The clause of the Agreement entitled PREAMBLE, is amended, and as amended, shall read:

This Agreement is made by and between CINCINNATI BELL DIRECTORY INC., (hereinafter “Buyer” or “CBD Inc.”), with principal offices located at 201 East Fourth Street, Suite 870Cincinnati, OH 45202, and QUEBECOR WORLD DIRECTORY SALES CORPORATION, (hereinafter “Seller”), with principal offices located at 2100 Manchester Road, Suite 1620, Wheaton, IL 60187. Buyer agrees to purchase and Seller agrees to sell the Printing Services described in this Agreement in accordance with the terms and conditions stated herein below.

2.	The clause of the Agreement entitled CONTRACT PERIOD, is amended, and as amended, shall read:

The period covered by the Agreement is hereby extended through December 31, 2007. This Agreement may be extended by mutual agreement for single year terms for a period of two consecutive years, 2008 and 2009. Buyer shall indicate its intention to renew this Agreement by July 1, 2007 for the year 2008, and July 1, 2008 for the year 2009.

This Agreement shall automatically extend to cover any Printing Services in progress at its expiration. Buyer reserves the right to change the interval between issues of any of the directories at any time.

3.	The clause of the Agreement entitled PRICE, is amended, and as amended, shall read:

All manufacturing unit prices (excluding paper) contained in Attachment I – Section B (Plating, Presswork and Binding of Full Size Directories dated January 1, 2000) and Section C (Plating, Presswork and Binding of Midi Size Directories dated January 1, 2000) shall remain in effect through December 31, 2002, and shall be adjusted thereafter in accordance with the following schedule:

Effective as of:	Price Adjustment
[*]	[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment No. 2

All manufacturing unit prices (excluding paper) contained in Attachment I – Section D (Plating, Presswork and Binding of Small Format Directories dated January 1, 2000) shall remain in effect through December 31, 2002, and shall be adjusted thereafter in accordance with the following schedule:

Effective as of:	Price Adjustment
[*]	[*]
[*]	[*]

The parties hereby agree that the following events shall occur each year of the Agreement in order to facilitate the above-described adjustments:

The Seller shall provide the Buyer with notification of the proposed adjustment on or about November 30th.

The adjusted prices shall be charged to Buyer for the first Directory, or any other components thereof, produced on or after January 1st.

4.	The clause of the Agreement entitled CONTRACT PAYMENTS, is amended, and as amended shall read:

In consideration of the parties extending the term of this Agreement on the terms and conditions set forth herein and the estimated annual volume forecasts provided by Buyer during each year of this Agreement (the “Annual Volume Forecast” is attached hereto as Attachment III and made a part hereof), Seller shall make cash payment to Buyer in the following amounts on the following dates (the “Contract Payments”):

Payment Date	Payment Amount
[*]	[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment No. 2

Seller shall make the Contract Payments to Buyer provided that there is no uncured material breach or anticipatory breach by Buyer under the Agreement as of the payment date (in the event of there being a material uncured breach or anticipatory breach, Seller shall have no obligation to issue such Contract Payment until such breach is cured).

The parties acknowledge and agree that the Contract Payments are being given in consideration of Seller’s production of all the Work contemplated hereby for the full contract period, as extended hereby, the Annual Volume Forecast and subject to the other terms and conditions hereof. Accordingly, in the event that Seller does not have the opportunity to produce the Work for the entire contract period, including without limitation, in the event of the discontinuance of all of the Work, a Sale of the Work and Seller is not retained to produce such Work under the terms and conditions of this Agreement, or the earlier termination of this Agreement (excluding termination for cause, as defined herein) (hereinafter collectively referred to as a “Termination Event”), the parties hereby acknowledge that Seller will not recognize the full consideration for which the Contract Payments are being given. In such case, in addition to the other rights and obligations of the parties set forth herein, Seller shall be entitled to and Buyer shall pay to Seller the following cancellation penalty related to the unexpired term of the Agreement:

Termination Without Cause on/or Before	Cancellation Penalty
[*]	[*]

In the event that buyer rescopes or combines the Work, or sells or discontinues a portion of the Work that results in a material reduction of the estimated volume contemplated hereby (hereinafter collectively referred to as a “Reduction Event”), the parties hereby acknowledge that the Seller will not recognize the full consideration for which the Contract Payments are being given. In such case, in addition to the other rights and obligations of the parties set forth herein, Seller will be entitled to and Buyer hereby agrees to reimburse Seller, promptly, without set-off or deduction, an amount in cash equal to the unamortized portion of the foregoing Contract Payments as of the effective date of such Reduction Event. In light of such Reduction Event, Seller shall have the right to reevaluate and recalculate any remaining contract payments to be made on future payment dates based on the revised Annual Volume Forecast, if any, provided by Buyer.

For purposes of this Section only, the term “termination for cause” shall mean termination of the Agreement by Buyer due to material breach by Seller under this Agreement or an Insolvency Event of Default by Seller.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment No. 2

5.	The clause of the Agreement entitled NOTICES, is amended, and as amended, shall read:

Any notices to be sent will be addressed as follows:

President	President
Quebecor World Directory	Cincinnati Bell Directory Inc.
Sales Corporation	201 E. Fourth St., Suite 870
2100 Manchester Road, Suite 1620	Cincinnati, Ohio 45202
Wheaton, Illinois 60187

cc: General Counsel	cc: Associate General Counsel
Quebecor World (USA) Inc.	Cincinnati Bell
340 Pemberwick Road	201 East Fourth Street
Greenwich, CT 06831	Suite 102-620
Cincinnati, OH 45202

6.	The clause of the Agreement entitled PAPER, is amended, and as amended, shall read:

The Seller shall purchase and store paper for the work hereunder in weights and grades sufficient to meet immediate requirements and provide for reasonable contingency supply, at the best available market purchase price. Seller shall notify Buyer, on or before December 15th of each year throughout the term of this Agreement, of the paper price that Seller has negotiated for the following year, beginning January 1st.

The paper shall be billed to Buyer upon completion and shipment of the directory in accordance with the appropriate paper factors found in the PRICE SCHEDULES, (Attachment I, Sections B through D) contained in this Agreement. Seller is responsible for and will pay all freight and shipping charges in connection with the delivery of paper to any of Seller’s or its subcontractor’s facilities.

Attachment VI (General Sales Agreement) is hereby deleted in its entirety.

This Amendment shall constitute the entire agreement between the parties on the subject matter hereof and shall supersede all other written or oral communication, proposals, drafts, agreements and representations between the parties hereto with respect to the subject matter hereof.

Except as specifically amended herein, all other terms and conditions contained in the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have created this agreement to be executed as of the day and year first above written.

Quebecor World Directory Sales Corporation		Cincinnati Bell Directory, Inc.

By:	/s/ David Bragen	By:	/s/ Douglas A. Myers

Title:	President	Title:	President & CEO

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 3

This Amendment No. 3 dated December 10, 2002, by and between Cincinnati Bell Directory Inc., now known as CBD Media, L.L.C., (hereinafter “Buyer” or “CBD Inc.”) and Quebecor World Directory Sales Corporation, (hereinafter “Seller”), amends the Printing and Binding Agreement, (hereinafter “Agreement”) entered into the 23rd day of July, 1998, as follows:

1.	Manufacturing unit prices (excluding paper) contained in Attachment I – Section B (Plating, Presswork and Binding of Full Size Directories dated January 1, 2003), Section C (Plating, Presswork and Binding of Midi Size Directories dated January 1, 2003) and Section D (Plating, Presswork and Binding of Small Format Directories dated January 1, 2003) have been adjusted in accordance with the terms of Paragraph 3 of Amendment No. 2, and are attached and made a part hereof. Such prices shall become effective January 1, 2003.

2.	The NOTICES clause contained in Paragraph 5 of Amendment No. 2 is amended as follows:

Any notices to be sent will be addressed as follows:

President	President
Quebecor World Directory	CBD Media, L.L.C.
Sales Corporation	312 Plum Street
2100 Manchester Road, Suite 1620	Suite 900
Wheaton, Illinois 60187	Cincinnati, Ohio 45202

cc: Corporate General Counsel	cc: V.P.–Sales and Operations
Quebecor World	CBD Media, L.L.C.
612, rue Saint-Jacques	312 Plum Street
Montreal, Quebe, Canada H3C 4M8	Cincinnati, Ohio 45202

This Amendment shall constitute the entire agreement between the parties on the express subject matter hereof and shall supersede all other written or oral communications, agreements, drafts, bids and representations between the parties hereto with respect to the express subject matter hereof. Except as specifically modified herein, the Agreement is in all respects ratified and confirmed.

In consideration of the promises of the parties set forth in the Agreement and set forth above and made part of the Agreement, the parties agree as set forth.

CBD Media, L.L.C.		Quebecor World Directory Sales Corporation

By:	/s/ Douglas A. Myers	By:	/s/ David Bragen

Title:	President & CEO	Title:	President

35

ATTACHMENT 1
SECTION B

PRICE SCHEDULE

FULL SIZE DIRECTORIES

EFFECTIVE JANUARY 1, 2003

PLATING

PER PAGE. PER COLOR:	1/COLOR	[*]
	2/COLOR	[*]
	3/COLOR	[*]
	4/COLOR	[*]

NOTE: THE ABOVE PLATING PRICES ARE BASED ON THE RECEIPT OF R. C. PAPER POSITIVES,

CAMERA READY PAGE MECHANICALS, NEGATIVES OR DIGITAL FILES.

PRESSWORK

MAKEREADY, PER PAGE:	1/COLOR	[*]
	2/COLOR	[*]
	3/COLOR	[*]
	4/COLOR	[*]

RUNNING, PER 1,000 PAGES:	1/COLOR	[*]
	2/COLOR	[*]
	3/COLOR	[*]
	4/COLOR	[*]

YELLOW TINTING, PER 1,000 PAGES:		[*]

PRESSWORK- SPLIT RUN SPECIAL FORMS-/4/COLOR PROCESS)

MAKEREADY. PER 32 PAGE FORM (B-718” AND 9 TRIM SIZES)	[*]
MAKEREADY, PER 28 PAGE FORM (9-5/8’ TRIM SIZE)	[*]

NOTE: PLATING, PRESS RUNNING AND ADDITIONAL BINDING POCKETS, IF REQUIRED, WILL BE CHARGED AT THE RATES CONTAINED HEREIN.

BINDING

ORIGINAL SETUP, PER TITLE:	[*]
BASIC, PER 1,000 BOUND:	[*]
GATHERING, PER COMPONENT, PER 1.,000:	[*]
SECTION CHANGE, PER SECTION:	[*]

COVERS

PLATES, PER COLOR, PER SIDE:	[*]
MAKEREADY, PER PASS: (MAXIMUM OF 6 COLORS PER PASS)	[*]
RUNNING, PER 1,000 COVERS – SINGLE PASS:	[*]
RUNNING. PER 1,000 COVERS - DOUBLE PASS:	[*]

NOTE.: VARNISH DOES NOT COUNT AS A COLOR FOR PLATING PURPOSES, BUT DOES COUNT AS A COLOR FOR PRESS MAKEREADY AND RUNNING

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 1
SECTION B

TEXT PAPER REQUIREMENTS

	20# Stock	20.9# Stock	22.1# Stock	22.5# Stock	35# Stock
8-7/8” x 10-7/8” Trim Size
Pounds, Per 1,000 Covers
1/Color	2.661#	2.781#	2.941#	2.994#	4.236#
2/Color	2.663#	2.783#	3.943#	2.996#	4.239#
3/Color	2.769#	2.831#	2.994#	3.048#	4.312#
4/Color	2.771#	2.833#	2.996#	3.050#4	315#
Additional for Full Page Tint	N/A	0.020#	0.022#	0.022#	N/A

9” x 10-718” Trim Size
Pounds, Per 1,000 Covers
1/Color	2.699#	2.820#	2.982#	3.036#	4.296#
2/Color	2.701#	2.822#	2.984#	3.038#	4.299#
3/Color	2.748#	2.871#	3.036#	3.091#	4.373#
4/Color	2.750#	2.873#	3.038#	3.093#	4.376#
Additional for Full Page Tint	N/A	0.021#	0.023#	0.023#	N/A

9-5/8” x 10-7/8” Trim Size
Pounds Per 1,000 Printed Pages
1/Color	2.886#	3.016#	3.189#	3.247#	4.594#
2/Color	2.888#	3.018#	3.191#	3.249#	4.596#
3/Color	2.939#	3.071#	3.247#	3.306#	4.678#
4/Color	2.940#	3.073#	3.249#	3.308#	4.680#
Additional for Full Page Tint	N/A	0.022#	0.024#	0.024#	N/A

COVERED PAPER REQUIREMENTS (COATED ONE SIDE COVER STOCK)

	120# Stock	123# Stock
8-7/8” x 10-7/8” trim Size
Pounds, Per 1,000 Covers
Single Pass (Up to 6 Colors Including Varnish)	84.13#	86.23#
Double Pass (More Than 6 Colors)	87.39#	89.57#

9” x 10-7/8” trim Size
Pounds, Per 1,000 Covers
Single Pass (Up to 6 Colors Including Varnish)	84.13#	86.23#
Double Pass (More Than 6 Colors)	87.39#	89.57#

9-5/8” x 10-7/8” Trim Size
Pounds Per 1,000 Covers
Single Pass (Up to 6 Colors Including Varnish)	91.24#	93.52#
Double Pass (More Than 6 Colors)	94.77#	97.14#

ATTACHMENT 1
SECTION B

PRICE SCHEDULE

MIDI DIRECTORIES

EFFECTIVE JANUARY 1, 2003

PRELIMINARY, PLATED & MAKEREADY

1/COLOR, PER PAGE	[*]
2/COLOR, PER PAGE	[*]
3/COLOR, PER PAGE	[*]
4/COLOR, PER PAGE	[*]
[*]
NOTE: THE ABOVE PRICES ARE BASED ON RECEIVING R. C. PAPER POSITIVES, CAMERA READY PAGE MECHANICALS, NEGATIVES OR DIGITAL FILES.	[*]
[*]
4/COLOR PRESS WASHUP	[*]

PRESS RUNNING

1/COLOR, PER 1,000 PRINTED PAGES	[*]
2/COLOR, PER 1,000 PRINTED PAGES	[*]
3/COLOR, PER 1,000 PRINTED PAGES	[*]
4/COLOR, PER 1,000 PRINTED PAGES	[*]
ADDITIONAL FOR FULL PAGE TINT, PER 1,000 PRINTED PAGES	[*]

PRELIMINARY. PLATING AND MAKEREADY—SPLIT RUN SPECIAL 32 PAGE FORMS (4/COLOR PROCESS)

PRELIMINARY & PLATES, PER PAGE	[*]
MAKEREADY, PER 32 PAGE FORM	[*]
NOTE: PRESS RUNNING AND ADDITIONAL BINDING POCKETS, IF REQUIRED, WILL BE CHARGED AT THE RATES CONTAINED HEREIN.

COVER PRESSWORK

PLATES & MAKEREADY, PER TITLE	[*]
RUNNING, PER 1,000 COVERS	[*]

BINDING

SIZE CHANGE, PER TITLE	[*]
MAKEREADY (12 POCKETS OR LESS)	[*]
RUNNING, PER 1,000 COPIES POCKETS (12 POCKETS OR LESS)	[*]
MAKEREADY (MORE THAN 12 POCKETS)	[*]
RUNNING. PER 1,000 COPIES (MORE THAN 12 POCKETS)	[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 1
SECTION B

PRICE SCHEDULE

MIDI DIRECTORIES

(CONTINUED)

EFFECTIVE JANUARY 1, 2003

TAB CARDS

PLATES & MAKEREADY, PER SIDE	[*]
RUNNING, PER 1,000 COPIES	[*]

PAPER REQUIREMENTS

MAKEREADY POUNDS	20# STOCK	20.9# STOCK	22.1# STOCK	22.5# STOCK	35# STOCK
1/COLOR, POUNDS PER PAGE	25	26.0	27.5	28	DNA
2/COLOR, POUNDS PER PAGE	27	27.9	29.5	30	DNA
3/COLOR, POUNDS PER PAGE	63.8	6.6	70.4	71.7	DNA
4/COLOR, POUNDS PER PAGE	65	6.8	71.7	73	95

	10 POINT			10 POINT	7 POINT
	(120#)			(123#)
COVERS	402			412.05	DNA

TAB CARDS	402			DNA	383

RUNNING POUNDS

1/COLOR, PER 1,000 PRINTED PAGES	2.00	2.09	2.21	2 5	DNA
2/COLOR, PER 1,000 PRINTED PAGES	2.22	2.32	2.46	2.50	DNA
3/COLOR, PER 1,000 PRINTED PAGES	2.25	2.35	2.49	2.53	DNA
4/COLOR, PER 1,000 PRINTED PAGES	2.25	2.35	2.49	2.53	3.255

	10 POINT			10 POINT	7 POINT
	(120#)			(123#)
COVERS	61.11			62.64	DNA
TAB CARDS	37.73			DNA	21.50

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 1
SECTION B

PRICE SCHEDULE

5-15/16” x 9” DIRECTORIES

EFFECTIVE JANUARY 1, 2003

PRELIMINARY
Make Negatives, Per Color, Per Page	[*]
Strip Negatives, Per Color, Per Page	[*]
Plating of Text Pages, Per Color, Per Page	[*]
Masking of Non-Contiguous Units of Color, Per Unit	[*]

PRESSWORK

Press Makeready, Per Color, Per Page	[*]

Press Running:

One Color	Per MPP
Less than 6,999 MPP	[*]
7,000 MPP to 8,499 MPP	[*]
8,500 MPP to 9,999 MPP	[*]
10,000 MPP to 12,499 MPP	[*]
12,500 MPP to 14,999 MPP	[*]
15,000 MPP and Over	[*]

Two Color
Less than 6,999 MPP	[*]
7,000 MPP to 8,4999 MPP	[*]
8,500 MPP to 9,999 MPP	[*]
10,000 MPP to 12,499 MPP	[*]
12,500 MPP to 14,999 MPP	[*]
15,000 MPP and Over	[*]

Two Color With White Knockouts
Less than 6,999 MPP	[*]
7,000 MPP to 8,4999 MPP	[*]
8,500 MPP to 9,999 MPP	[*]
10,000 MPP to 12,499 MPP	[*]
12,500 MPP to 14,999 MPP	[*]
15,000 MPP and Over	[*]
Three Color
Less than 6,999 MPP	[*]
7,000 MPP to 8,4999 MPP	[*]
8,500 MPP to 9,999 MPP	[*]
10,000 MPP to 12,499 MPP	[*]
12,500 MPP to 14,999 MPP	[*]
15,000 MPP and Over	[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 1
SECTION B

PRICE SCHEDULE

5-15/16” x 9” DIRECTORIES

EFFECTIVE JANUARY 1, 2003

Three Color With White Knockouts
Less than 6,999 MPP	[	*]
7,000 MPP to 8,4999 MPP	[	*]
8,500 MPP to 9,999 MPP	[	*]
10,000 MPP to 12,499 MPP	[	*]
12,500 MPP to 14,999 MPP	[	*]
15,000 MPP and Over	[	*]

Four Color
Less than 6,999 MPP	[	*]
7,000 MPP to 8,4999 MPP	[	*]
8,500 MPP to 9,999 MPP	[	*]
10,000 MPP to 12,499 MPP	[	*]
12,500 MPP to 14,999 MPP	[	*]
15,000 MPP and Over	[	*]

Four Color With White Knockouts
Less than 6,999 MPP	[	*]
7,000 MPP to 8,4999 MPP	[	*]
8,500 MPP to 9,999 MPP	[	*]
10,000 MPP to 12,499 MPP	[	*]
12,500 MPP to 14,999 MPP	[	*]
15,000 MPP and Over	[	*]

BINDING

Binding Makeready, Per Title	[	*]
Running*	Per MPP
Less than 6,999 MPP	[	*]
7,000 MPP to 8,4999 MPP	[	*]
8,500 MPP to 9,999 MPP	[	*]
10,000 MPP to 12,499 MPP	[	*]
12,500 MPP to 14,999 MPP	[	*]
15,000 MPP and Over	[	*]

*Total	MPP will include all text pages plus 4 cover pages times the total number of directories produced.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 1
SECTION B

PRICE SCHEDULE

5-15/16” x 9” DIRECTORIES

EFFECTIVE JANUARY 1, 2003

Miscellaneous Binding Operations:
Affix Furnished Mailing Labels, Per 1,000 Labels	[*]
Sorting (Carrier Route, 5-Digit), Per 1,000 Copies	[*]
Inserting Directories in Envelopes or Cartons, Per 1,000 Copies	[*]
Cartons, Per Carton	[*]
Shrinkwrapping, Per MPP	[*]
Insert Binding, Per 1,000 Copies	[*]
Miscellaneous Packages, Per 100 Packages	[*]
Drilling, Per 1,000 Copies	[*]
Stack Shrinkwrapped Directories on Pallets and Load in Trucks, Per Pallet	[*]
Blow In Inserts, Per 1,000 Copies	[*]
Affixing Cover Tipons, Per 1,000 Copies	[*]
Copyrighting, Per Title	[*]

Shipping Operations:
Drop Shipments, Per Shipment	[*]
Postage Charges	[*]
Shipping Charges	[*]

COVERS—FURNISHED FILM (4-1-1-4)

Plating & Makeready, Per Unit	[*]
Additional to the above for additional colors on inside spread, per color	[*]
Running:
Under 50,000 Copies, Per 1,000 Copies	[*]
50,000 to 200,000 Copies, Per 1,000 Copies	[*]
Over 200,001 Copies, Per 1,000 Copies	[*]

Additional to the above for additional colors on inside spread, per color:	[*]

Under 50,000 Copies, Per 1,000 Copies	[*]
50,001 to 200,000 Copies, Per 1,000 Copies	[*]
Over 200,001 Copies, Per 1,000 Copies	[*]

Additional for each press run for each ink color other than black or process colors, per color	[*]

Aqueous Press Coating	[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 1
SECTION B

PRICE SCHEDULE

5-15/16” x 9” DIRECTORIES

EFFECTIVE JANUARY 1, 2003

TEXT PAPER REQUIREMENTS*

Pounds Per
1,000 Printed Pages
One Color Printing
20.9# Stock (24” x 36” Basis Size)	1.63
22.1# Stock (24” x 36” Basis Size)	1.72
22.5# Stock (24” X 36” Basis Size)	1.75
25.5# Stock (24” x 36” Basis Size)	1.98
27.5# Stock (24” x 36” Basis Size)	2.14
30.0# Stock (24” x 36” Basis Size)	2.33
35.0# Stock (25” x 38” Basis Size)	2.45
40# Stock (25” x 38” Basis Size)	2.81
45# Stock (25” x 38” Basis Size)	3.15
50# Stock (25” x 38” Basis Size)	3.50

Two Color Printing
20.9# Stock (24” x 36” Basis Size)	1.70
22.1# Stock (24” x 36” Basis Size)	1.80
22.5# Stock (24” X 36” Basis Size)	1.83
25.5# Stock (24” x 36” Basis Size)	2.08
27.5# Stock (24” x 36” Basis Size)	2.24
30.0# Stock (24” x 36” Basis Size)	2.44
35.0# Stock (25” x 38” Basis Size)	2.58
40# Stock (25” x 38” Basis Size)	2.94
45# Stock (25” x 38” Basis Size)	3.31
50# Stock (25” x 38” Basis Size)	3.68

Two Color Printing with Knockouts
20.9# Stock (24” x 36 Basis Size)	1.77
22.1# Stock (24” x 36” Basis Size)	1.88
22.5# Stock (24” X 36” Basis Size)	1.91
25.5# Stock (24” x 36” Basis Size)	2.17
27.5# Stock (24” x 36” Basis Size)	2.34
30.0# Stock (24’x 36” Basis Size)	2.55
35.0# Stock (25” x 38” Basis Size)	2.69
40# Stock (25” x 38” Basis Size)	3.07
45# Stock (25” x 38” Basis Size)	3.46
50# Stock (25” x 38” Basis Size)	3.84

Three Color Printing
20.9# Stock (24” x 36” Basis Size)	1.77
22.1 # Stock (24” x 36” Basis Size)	1.88
22.5# Stock (24” X 36” Basis Size)	1.91
25.5# Stock (24” x 36” Basis Size)	2.17
27.5# Stock (24” x 36” Basis Size)	2.34
30.0# Stock (24” x 36” Basis Size)	2.55
35.0# Stock (25” x 38” Basis Size)	2.69
40# Stock (25” x 38” Basis Size)	3.07
45# Stock (25” x 38” Basis Size)	3.46
50# Stock (25” x 38” Basis Size)	3.84

ATTACHMENT 1
SECTION B

PRICE SCHEDULE

5-15/16” x 9” DIRECTORIES

EFFECTIVE JANUARY 1, 2003

Pounds Per
1,000 Printed Pages
Three Color Printing with Knockouts
20.9# Stock (24’x 36” Basis Size)	1.86
22.1# Stock (24” x 36” Basis Size)	1.96
22.5# Stock (24” X 36” Basis Size)	2.00
25.5# Stock (24” x 36” Basis Size)	2.27
27.5# Stock (24” x 36” Basis Size)	2.45
30.0# Stock (24” x 36” Basis Size)	2.67
35.0# Stock (25” x 38” Basis Size)	2.80
40# Stock (25” x 38” Basis Size)	3.20
45# Stock (25” x 38” Basis Size)	3.60
50# Stock (25” x 38” Basis Size)	4.00

Four Color Printing
20.9# Stock (24” x 36” Basis Size)	1.86
22.1# Stock (24” x 36” Basis Size)	1:96
22.5# Stock (24” X 36” Basis Size)	2.00
25.5# Stock (24”.x 36’ Basis Size)	2.27
27.5# Stock (24” x 36” Basis Size)	2.45
30.0# Stock (24” x 36” Basis Size)	2.67
35.0# Stock (25” x 38” Basis Size)	2.80
40# Stock (25” x 38” Basis Size)	3.20
45# Stock (25” x 38” Basis Size)	3.60
50# Stock (25” x 38” Basis Size)	4.00

Four Color Printing with Knockouts
20.9# Stock (24” x 36” Basis Size)	1.89
22.1# Stock (24” x 36” Basis Size)	1.99
22.5# Stock (24” X 36” Basis Size)	2.03
25.5# Stock (24” x 36” Basis Size)	2.30
27.5# Stock (24” x 36” Basis Size)	2.49
30.0# Stock (24” x 36” Basis Size)	2.71
35.0# Stock (25” x 38” Basis Size)	2.84
40# Stock (25” x 38” Basis Size)	3.25
45# Stock (25” x 38” Basis Size)	3.65
50# Stock (25” x 38” Basis Size)	4.06

COVER STOCK REQUIREMENTS

	120#	123#
Initial Makeready (4-1-1-4)	121.40	125.52
Running, Per 1,000 Covers	38.20	39.18
Additional to above for additional colors on inside spread, per color	1.91	1.96

ATTACHMENT 1
SECTION B

PRICE SCHEDULE

5-15/16” x 9” DIRECTORIES

EFFECTIVE JANUARY 1, 2003

*PAPER HANDLING AND STORAGE FEES

The following text paper handling and storage fees are applicable to GTE supplied paper:

1/Color, Per 1,000 Printed Pages	[*]
2/Color, Per 1,000 Printed Pages	[*]
[*]
The following text paper handling and storage fees are applicable to Quebecor supplied paper:	[*]

1/Color, Per 1,000 Printed Pages	[*]
2/Color, Per 1,000 Printed Pages	[*]
Cover Stock, per pound used	[*]

The following method will be used to calculate cover paper handling and storage fees:

The total number of 2/color printed pages will include 4 cover pages times the total quantity of directories produced.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.